drives us… What …is our passionate pursuit of improving patients’ lives. ENDO PHARMACEUTICALS Jefferies & Company Life Sciences Conference June 27, 2006

© 2006 Endo Pharmaceuticals
What drives us…
Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations.  Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,”
“anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA.  Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products;
competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry;  the
Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products;
the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its
Registration Statement on Form S-3 filed with the SEC on March 21, 2006. Readers should evaluate any statement in light of these important factors.

© 2006 Endo Pharmaceuticals
What drives us…
Endo Pharmaceuticals Profile
Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas
Established commercial capability:
Portfolio of branded prescription products including Lidoderm
®
, Frova
®
,
Percocet
®
and Synera™
Pipeline focused on delivering:
Opana
®
ER and Opana
®
now FDA-approved – expect to launch in July
Four additional mid- to late-stage products
Strong cash flow and no debt

For the Neuropathic
Pain of Postherpetic
Neuralgia (PHN)
Stick it to
localized
pain
Lidoderm
LIDOCAINE PATCH 5%

ENDO PHARMACEUTICALS

© 2006 Endo Pharmaceuticals
What drives us…
Lidoderm ® Product Profile
Topical patch launched in 1999
Covered by five Orange Book-
listed patents through 2015
First FDA-approved drug for the
treatment of the pain of post-
herpetic neuralgia, a form of
neuropathic pain
Provides analgesia (without
anesthesia) directly to the affected
nerves

© 2006 Endo Pharmaceuticals
What drives us…
$83
$178
$309
$419
$540
$0
$100
$200
$300
$400
$500
$600
2002 2003 2004 2005 2006*
*Represents high end of company guidance
Lidoderm ® Net Sales
($ in millions)

Frova

frovatriptan succinate

2.5mg Tablets

Takes it away and keeps it away

ENDO PHARMACEUTICALS

© 2006 Endo Pharmaceuticals
What drives us…
Frova ® Profile
Triptan indicated for acute treatment of
migraine headaches in adults
Commercial strategy to implement marketing,
education and clinical plan to differentiate
Frova ® in the marketplace
Low recurrence rate
Long half-life
Target specialty physician audience
Focus on neurologists, pain management
specialists
Leverage existing coverage of high
prescribers
Create advocacy base among thought
leaders
Phase III development (two pivotal trials)
completed for an indication of prophylaxis of
Menstrual Migraine

NEW

SYNERA™

lidocaine 70 mg/tetracaine 70 mg topical patch

ENDO PHARMACEUTICALS

© 2006 Endo Pharmaceuticals
What drives us…
Synera™ Profile
Topical, local anesthetic patch indicated
for use in children and adults to numb the
skin before various medical procedures;
e.g., blood draws or IV cannulation
Anticipated benefits include:
Fast onset of action
Ease of administration
Primary market is hospitalized pediatric
patients
Commercial shipments began 6/19/06
Marketed by Endo’s 70-person hospital
sales force
Potential label expansion in pediatric
immunization (studies planned)

© 2006 Endo Pharmaceuticals
What drives us…
Substantial Pipeline Opportunities
Transdermal sufentanil patch
(3)
Topical ketoprofen patch
(3)
Frova
®
(Menstrual Migraine)
(2)
Rapinyl™
(3)
Selected Endo Development Projects
FDA Approval June 22, 2006
Launch pending
Opana
®
ER
(1)
and Opana
®
Status Filed
(1)
Co-developed
(2)
Licensed marketing rights
(3)
Licensed marketing and development rights

© 2006 Endo Pharmaceuticals
What drives us…
Opana ® ER Profile
Broad indication: For the relief of moderate-to-severe pain in patients requiring continuous, around-the-clock opioid treatment for an extended period of time
First time oxymorphone available in oral ER formulation
Proven efficacy in broad range of appropriate pain patients
opioid-naïve/experienced
low back pain, OA, cancer
We believe effective pain control at stable dose for three-months in clinical trials underscores durability of Opana
®
ER’s analgesic effect
Generally well-tolerated when titrated effectively*
* Most common adverse events (> 10%) in trials were nausea, constipation, dizziness, vomiting, pruritis, somnolence, headache, increased sweating, and sedation

© 2006 Endo Pharmaceuticals
What drives us…
Only Strong Opioid with Multiple Formulations
Opana
®
(immediate-release)
Indicated for relief of moderate-to-severe acute pain where the use of an opioid is appropriate
Complementary to Opana
®
ER
Injectable formulation to be re-launched in the fall of 2006 under new trade name
Multiple formulations offer physicians and patients an opioid with a complete continuum of care
Gives physicians the capability to use the most appropriate formulation of
Opana
®
(ER, IR, injection) for each patient

© 2006 Endo Pharmaceuticals
What drives us…
Opana ® ER Commercial Strategy
Will compete in $3.2 billion long-acting strong opioid market
Pricing comparable to other branded oral extended-release opioids
Sales force expansion to support new and existing brands
Adding ~ 220 sales representatives over the next several weeks
Existing 370 sales reps being trained in preparation for launch
All ~590 representatives will be fully trained by mid-August
Commercial shipments to wholesale/retail channel expected in July
Expanded sales forces will promote Opana ER/Opana in the primary position to targeted audience of 68K experienced opioid prescribers

© 2006 Endo Pharmaceuticals
What drives us…
Responsible Pain Management
Focus on addressing appropriate use of opioid analgesics and minimizing inherent risks of misuse, abuse and diversion
Risk Minimization Action Plan - Endo has worked with outside experts, FDA and DEA address appropriate labeling, distribution controls, proactive surveillance, monitoring, and intervention, employee training, educational initiatives on proper prescribing and clinical use of opioid analgesics
PROMISE™
initiative (Partnership for Responsible Opioid Management
through Information, Support and Education)
Consists of practical information, education and support tools -- all focused on better ensuring the appropriate clinical use of opioid analgesic medications. Website now live at www.endopromise.com.

© 2006 Endo Pharmaceuticals
What drives us…
Frova ® Clinical Development in MM
Two double-blind, placebo-controlled studies in Menstrual Migraine (“MM”)
prophylaxis; long-term open-label safety & tolerance study
Frova
®
taken for six days, starting two days prior to onset of expected MM headache
Primary efficacy endpoint: reduction in the incidence of MM headache
(statistical and clinical significance achieved in both trials)
p<0.0001 to p < 0.01 (vs. placebo)
Secondary endpoints also achieved - reduction in severity and duration of MM headache
Results of first Phase III efficacy trial published in July 2004
Neurology
Positive confirmatory Phase III efficacy study announced May 8, 2006
Expect to file sNDA in coming weeks

© 2006 Endo Pharmaceuticals
What drives us…
Oral, fast-dissolving sublingual fentanyl tablet
Intended for the treatment of breakthrough pain
•
Expected to compete with Actiq and FEBT
Exclusive North American marketing and
development rights licensed from Orexo AB
Market Need Addressed: Intended to compete in the market for treatments of breakthrough pain
Anticipated benefits include:
•
Fast onset of action
•
Enhanced absorption characteristics
•
Added convenience
Status:
Initiated Phase III clinical trials in Dec. 2005
Expect to file NDA in 2H 2007
Description / Indication:
Rapinyl™

© 2006 Endo Pharmaceuticals
What drives us…
Topical patch intended for localized treatment of
acute pain associated with soft-tissue injuries:
•
Tendonitis, Joint Sprains and Strains
Licensed marketing and development rights from
ProEthic in March 2005
Market Need Addressed:
Ketoprofen (NSAID) currently only available in the
U.S. in oral form
Will compete in the ~$2.5 billion soft-tissue injury
market primarily consisting of NSAIDs and COX-IIs
Anticipated benefits include:
•
Bypassing the bloodstream
•
Local / targeted pain control
•
Once-daily dosing
Status:
Expect to enter Phase III trials in U.S. shortly
Description / Indications:
Topical Ketoprofen Patch

© 2006 Endo Pharmaceuticals
What drives us…
Key Milestones for 2006
Launch Opana
®
ER and Opana
®
July
File sNDA for Frova
®
in MM prophylaxis                         Coming weeks
Initiate Phase III trials for topical ketoprofen patch
1st
Half
Launch Synera™
Ongoing
Advance pipeline development Ongoing
Acquire / in-license opportunities in pain and
complementary areas such as neurology,
perioperative care and supportive care oncology Ongoing
Building a solid platform for sustainable growth:

© 2006 Endo Pharmaceuticals
What drives us…
Summary
Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas
Well-developed commercial capability
Very broad and deep pain management pipeline
Strong financial condition

drives us… What …is our passionate pursuit of improving patients’ lives. ENDO PHARMACEUTICALS Nasdaq: ENDP